UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2012

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ		08889-0100
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 423-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Director. Dr. Thomas E. Shenk has retired from the Merck & Co., Inc. Board of Directors effective February 8, 2012. Dr. Shenk is leaving the Board to focus on the new company he is forming to commercialize discoveries made in his Princeton University laboratory in the area of antiviral therapeutics. The news release announcing Dr. Shenk’s retirement is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	News release dated February 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: February 9, 2012	By:	/s/ Katie E. Fedosz
Katie E. Fedosz
Senior Assistant Secretary

INDEX TO EXHIBITS

Number	Description

99.1	News release dated February 8, 2012.